                                                                   Exhibit 10.42

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN AND WILL BE SOLD IN RELIANCE UPON EXEMPTIONS THEREUNDER. THE SALE OR OTHER DISPOSITION OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF IS RESTRICTED IN ACCORDANCE WITH THAT ACT AND THOSE LAWS, MAY ONLY BE MADE PURSUANT TO A REGISTRATION UNDER THAT ACT AND THOSE LAWS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND, IN THE EVENT OF SUCH AN UNREGISTERED SALE OR OTHER DISPOSITION, IS PROHIBITED UNLESS MEMRY CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THAT ACT OR THOSE LAWS.

Warrant Cert. No. 97-1                                    Warrants to Purchase
                                                            18,000 Shares of
                                                              Common Stock

                              TRANSFERABLE WARRANTS
                           TO PURCHASE COMMON STOCK OF
                                MEMRY CORPORATION

      THIS CERTIFIES THAT, for value received, Dominion Financial Group International, LDC with an address of 2907 Bay-to-Bay Boulevard, Suite 200, Tampa, Florida 33629, or registered assignees, is entitled to purchase from Memry Corporation, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), at a purchase price equal to the "Exercise Price" (as hereinafter defined), at any time from and after the date hereof to and including the "Final Exercise Date" (as hereinafter defined), 18,000 shares of the Company's Common Stock, $.01 par value (the "Warrant Shares"), subject, however, to the provisions and upon the terms and conditions hereinafter set forth. The Exercise Price shall initially be One and 50/100 Dollars ($1.50) per share, subject to adjustment as hereinafter provided.

      Certain capitalized terms used in this Warrant Certificate and not otherwise defined are defined in paragraph 8 hereof. By accepting this Warrant Certificate, the holder agrees to be bound by the terms hereof.

            THESE WARRANTS ARE SUBJECT TO THE FOLLOWING TERMS AND
            CONDITIONS:

      1. (a) Exercise of Warrants. The rights represented by this Warrant Certificate may be exercised by the registered holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by (i) the delivery of this Warrant Certificate, together with a properly completed Subscription Form, to the principal office of the Company at 57 Commerce Drive, Brookfield, Connecticut 06804 (or such other office or agency of the Company as it may designate by notice in writing to the holder hereof) and (ii) payment to the Company, in immediately available funds, of the Exercise Price for the Warrant Shares being purchased. Certificates for the Warrant Shares so purchased (together with a cash adjustment in lieu of any fraction of a share) shall be delivered to the holder hereof within a reasonable time, not exceeding twenty (20) business days, after the rights represented by this Warrant Certificate shall have been so exercised and paid for, and, unless these Warrants have expired, a new Warrant Certificate representing the number of Warrants, if any, with respect to which this Warrant Certificate shall not then have been exercised, in all other respects identical with this Warrant Certificate, shall also be issued and delivered to the holder hereof within such time, or appropriate notation may be made on this Warrant Certificate and the same returned to such holder.

            (b) Transfer Restriction Legend. Each certificate for Warrant Shares issued upon exercise of these Warrants shall bear the legend appearing on the first page of this Warrant Certificate and any additional legend which the Company, in its sole discretion, may deem appropriate at such time.

      2. Representations and Warranties of Holder. Each holder of the Warrants and Warrant Shares, by acceptance hereof, represents and warrants to the Company and acknowledges and intends that the Company rely thereon, as follows:

            (a) Such holder will not sell, assign, pledge, transfer, or otherwise dispose of, whether directly or indirectly, all or a portion of the Warrants or any Warrant Shares obtained upon the exercise of any Warrants to any person or entity without complying with applicable securities laws and the transaction restrictions set forth in paragraph 4 hereof;

            (b) Such holder is acquiring the Warrants and any Warrant Shares obtained upon exercise of any Warrants for its own account, for investment purposes only and not with a view to any distribution of such Warrants or Warrant Shares and no other person has a direct or indirect beneficial interest in such Warrants or the Warrant Shares;

            (c) Such holder acknowledges and agrees that the Company has informed it that the Warrants and the Warrant Shares are not registered under any securities laws, are subject to substantial restrictions on transfer, and may not be transferred for an indefinite period of time;

            (d) Such holder has investigated the purchase of the Warrants and the Warrant Shares to the extent it deems necessary or desirable, and the Company has provided it with any assistance in connection therewith which it has requested. Such holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the Warrants and the Warrant Shares and of making an informed investment decision with respect thereto and it has the ability to bear the economic risk of an investment in the Company and to withstand a complete loss of its investment. Such holder is financially able to hold the Warrants and the Warrant Shares for an indefinite period of time;

            (e) Such holder is not relying on the Company or any of its directors, officers, employees, or agents for guidance with respect to tax and other applicable laws of any jurisdiction, or other economic considerations, and it has been furnished by the Company with all information such holder has deemed necessary or appropriate in order to form an informed investment decision concerning the purchase of the Warrants and the Warrant Shares. Such holder has been afforded an opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of such holder's purchase of Warrants and any Warrant Shares and has been afforded the opportunity to obtain any additional information (to the extent the Company had such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of information otherwise furnished by the Company;

            (f)  Such holder has not used a purchaser
representative;

            (g) Such holder understands that no United States federal or state agency or any agency of any other government has passed upon or made any recommendation or endorsement of any investment in the Company;

            (h) Such holder (a) has not been organized for the purpose of purchasing the Warrants and any Warrant Shares, or (b) has been organized for the purpose of purchasing the Warrants and any Warrant Shares and has made the representations and warranties contained herein with respect to and on behalf of all of the beneficial owners thereof; and

            (i) Such holder is an "accredited investor" as such term is defined in Rule 501 adopted pursuant to the Securities Act.

The Company may condition any exercise of the Warrants and issuance of Warrant Shares upon its receipt of the representations and covenants given above by the original Warrant holder with respect to such Warrant Shares.

      3. Indemnification. Each holder of this Warrant Certificate, by acceptance hereof, hereby indemnifies, and agrees to hold harmless, the Company, each corporation and entity affiliated with the Company, and the shareholders, partners, officers, directors, employees, professional advisors, and agents of each of the foregoing, from and against any and all loss, damage, liability or expense, including reasonable attorneys' fees and other legal expenses, which the indemnified party may incur by reason of or in connection with, any misrepresentation made by the holder hereof or any breach of any of such holder's representations and warranties.

      4. Transaction Restrictions. Each holder of this Warrant Certificate, by acceptance hereof, understands and acknowledges that none of these Warrants or any Warrant Shares have been registered under the Securities Act and may not be offered, sold, pledged, hypothecated or otherwise disposed of in the absence of a registration statement in effect with respect to the offer and disposition of said securities under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. Each holder of this Warrant Certificate, by acceptance hereof, represents that it will offer or sell the Securities only in accordance with the Securities Act and, in the case of offers and sales made in accordance with exemptions therefrom, only after having delivered to the Company a satisfactory legal opinion that said offer and sale is in effect so exempt. Each holder hereof agrees and acknowledges that every certificate representing the Warrants and the Warrant Shares will bear a legend to the foregoing effect.

      5. Special Agreements of the Company. The Company covenants and agrees that:

            (a) Character of Warrant Shares. All Warrant Shares which may be issued upon the exercise of the Warrants represented hereby, upon issuance, will be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof, and without limiting the generality of the foregoing, that it will take from to time all such action as may be requisite to ensure that the par value per share (if any) of the Common Stock is at all times equal to or less than the then effective Exercise Price, and that it will refrain from taking any action which could pursuant to the terms of the Warrants result in the Exercise Price per share being less than the par value per share of the Common Stock;

            (b) No Violations. The Company will take all such action as may be necessary to ensure that Warrant Shares may be so issued without violation of any applicable United States state or federal law or regulation, or of any requirements of any securities exchange or inter-dealer quotation system upon which the Common Stock of the Company may be listed or quoted;

            (c) Actions in Avoidance. The Company will not, by amendment of its Certificate or Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant Certificate and in taking all of such action as may be necessary or appropriate in order to protect the rights of the holders of these Warrants; and

            (d) Financial Information. The Company will, if requested, provide each Warrant holder copies of all annual, quarterly and current reports required to be filed by it pursuant to Section 13 or 15 of the Securities Exchange Act of 1934, as amended, and in addition, promptly after requested, such other information concerning the Company as any Warrant holder may reasonably require
(i) in order to comply with any law or governmental regulation, order of any court, or order, inquiry or investigation of any governmental agency or instrumentality, or (ii) in order to exercise any right or privilege of such Warrant holder or to enforce any obligation of the Company under the Warrants or any agreement or instrument executed and delivered in connection therewith.

      6. (a) Certain Adjustments. The number of Warrants represented hereby and the Exercise Price for each such Warrant shall be subject to adjustment from time to time as hereinafter provided.

            (b) Stock Splits and Reverse Splits. In the event that the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares (including without limitation by way of a stock dividend), the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrants represented by this Warrant Certificate immediately prior to such subdivision shall be proportionately increased, and conversely, in the event that the outstanding shares of Common Stock of the Company shall at any time be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrants represented by this Warrant Certificate immediately prior to such subdivision shall be proportionately decreased.

            (c) Reorganizations and Asset Sales. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or a tender or exchange offer for shares of Common Stock, or any liquidation of all or substantially all of the Company's assets shall be effected in such a way that holders of Common Stock shall be entitled to, or will upon the declaration of a liquidating dividend, receive stock, securities or assets with respect to or in exchange for Common Stock, then the following provisions shall apply:

                  (i) As a condition of such reorganization, reclassification, consolidation, merger, sale, tender offer, exchange offer or liquidation (except as otherwise provided below in this paragraph 6(c)), lawful and adequate provisions shall be made whereby each holder of Warrants shall thereafter have the right to receive upon the terms and conditions specified in this Warrant Certificate and in lieu of the Warrant Shares immediately theretofore receivable upon the exercise of each Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of Warrant Shares immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger, sale, tender offer, exchange offer or liquidation not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and the number of Warrants represented hereby) shall therefore be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of these Warrants.

                  (ii) In the event of a merger or consolidation of the Company with or into another corporation as a result of which a number of shares of Common Stock of the surviving corporation greater or lesser than the number of shares of Common Stock of the Company outstanding immediately prior to such merger or consolidation are issuable to holders of Common Stock or the Company, then the Exercise Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Company, and the number of Warrants represented hereby shall be proportionately adjusted for such adjustment in the Exercise Price.

            (d) Notice of Adjustment. Whenever the Exercise Price and/or the number of Warrants represented hereby shall be adjusted as herein provided, or the rights of Warrant holders shall change by reason of other events specified herein, the Company shall compute the adjusted Exercise Price and the adjusted number of Warrants represented hereby in accordance with the provisions hereof and shall prepare a certificate signed by its President, Vice President, Treasurer or Secretary setting forth the adjusted

Exercise Price and number of Warrants represented hereby or specifying the other shares of stock, securities or assets receivable as a result of such change in rights, and showing in reasonable detail the facts and calculations upon which such adjustments or other changes are based. The Company shall promptly cause to be mailed to the holder of these Warrants copies of such officer's certificate together with a notice stating that the Exercise Price and/or the number of Warrants represented hereby, as the case may be, have been adjusted and setting forth the adjusted Exercise Price and number of Warrants represented hereby.

            (e) Notifications to Holders. In case at any time the Company proposes:

                  (i) to declare any dividend upon any class of stock other than preferred stock;

                  (ii) to make any special dividend or other distribution to the holders of any class of stock, other than dividends of Common Stock paid to holders of Common Stock;

                  (iii) to offer for subscription pro rata to the holders of its securities any additional securities or other rights;

                  (iv) to effect any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale or other disposition of all or substantially all of its assets; or

                  (v) to effect a voluntary or involuntary dissolution,
            liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give the holder of these Warrants (A) at least twenty (20) days' (but not more than ninety (90) days') prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of such issuance, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (B) in the case of any such issuance, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least twenty (20) days' (but not more than ninety
(90) days) prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of any securities shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of any securities shall be entitled to exchange their securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be.

            (f) Company to Protect Rights. If any event or condition occurs as to which other provisions of this paragraph 6 are not strictly applicable or if strictly applicable would not fairly protect the exercise or purchase rights of these Warrants in accordance with the essential intent and principles of such provisions, then the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise and purchase rights as aforesaid.

      7.    Piggy-back Registration Rights.

            (a) Right to Piggy-back. If at any time prior to the Final Exercise Date the Company proposes to file a registration statement in order to register any of its equity securities (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) under the Securities Act (other than in connection with a merger, and acquisition or an offering of securities under an employee benefit plan), and the registration form to be used may be used for the registration (a "Piggy-Back Registration") of Warrants and Warrant Shares, the Company will give prior written notice to all registered holders of Warrants and Warrant Shares of its intention to effect such a registration and will, subject to paragraph 7(b) and 7(c) hereof, include in such registration all Warrants and Warrant Shares with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice. Notwithstanding the foregoing, the Company shall have the right at any time after it shall have given written notice pursuant to paragraph 7(a) (irrespective of whether a written request for inclusion of any Warrants and/or Warrant Shares shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

            (b) Limitation on Inclusion. If the registration of which the Company gives notice pursuant to paragraph 7(a) is for an underwritten offering, only securities which are to be included in the underwriting may be included in the registration. Notwithstanding any provision of paragraph 7(a) to the contrary, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten or determines that any other limitation is advisable, the underwriter may exclude or otherwise limit the number of Warrants or Warrant Shares to be included in the registration and underwriting. The Company shall so advise all holders (except those holders who have not indicated to the Company their decision to distribute any of their Warrants or Warrant Shares through such underwriting), and the number of

Warrants and/or Warrant Shares that may be included in such registration and underwriting, if any, shall be allocated among such holders as determined by the Company or otherwise as the underwriter shall advise. No Warrants or Warrant Shares excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder disapproved of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Warrants and Warrant Shares so withdrawn from such underwriting shall also be withdrawn from such registration. In addition, whether or not such registration is underwritten, the inclusion of Warrants or Warrant Shares in any particular registration shall be subject to the rights of existing security holders to bar or limit the inclusion thereof.

            (c) Two Piggy-Back Registrations Only. The Company shall only be obligated to offer the opportunity for two Piggy-Back Registrations, pursuant to this paragraph 7, with respect to all Warrants and Warrant Shares.

            (d) Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings, or qualifications pursuant to paragraph 7(a), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, transportation expenses, mailing expenses, and the fees and disbursements of one counsel selected by the selling holders of Warrants and Warrant Shares to represent them shall be borne and paid by the Company.

            (e) Registration Conditions and Obligations. The obligations of the Company with respect to Piggy-Back Registrations under this paragraph 7 are subject to the conditions that each holder of the Warrants and Warrant Shares which are to be included in any registration:

                  (i) cooperates with the Company in preparing such
            registration, and executed such agreements as may be reasonable necessary in favor of any underwriter selected by the Company; and

                  (ii) promptly supplies the Company with all information,
            documents, representations and agreements requested by the Company and reasonably necessary in connection with the registration of such holder's Warrants and Warrant Shares,

                  (iii) agrees not to effect sales of Warrants and Warrant
            Shares after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus.

In connection with any Piggy-Back Registration involving an underwritten public offering, each holder of Warrants and Warrant Shares included therein shall agree, if requested by the underwriters, not to effect any public sale of Warrant and Warrant Shares not included in such registration during the seven
(7) days prior to, and the ninety (90) day period beginning on the effective date of such underwritten registration.

      Each holder of the Warrants and Warrant Shares included in a registration statement effected pursuant to this paragraph 7 shall, at the end of the period during which the Company keeps the registration statement current and effective, discontinue sales of Warrants and Warrant Shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the Warrants or Warrant Shares covered by such registration statement which remain unsold, and such holder shall notify the Company of the number of Warrants and Warrant Shares registered which remain unsold immediately upon receipt of such notice from the Company.

            (f) Opinion of Counsel as Alternative. The registration rights granted to the holders of Warrants and Warrant Shares under this paragraph 7 shall be subject to the condition that any registration of Warrants and Warrant Shares proposed to be effected need not be effected if the Company shall deliver to the holders requesting such registration an opinion satisfactory to such holders and their counsel to the effect that the proposed disposition for which registration was requested does not require registration under the Securities Act.

            (g) Company's Registration Obligations. Whenever the Company is required to register any Warrants and Warrant Shares pursuant to the terms hereof, the Company will use its best efforts to effect the registration for sale of such Warrants and Warrant Shares in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as reasonably possible:

                  (i) Prepare and file with the Securities and Exchange
            Commission (the "Commission") a registration statement with respect to such Warrants and Warrant Shares, which registration statement will state that the holders of Warrants and Warrant Shares covered thereby may sell such Warrants and Warrant Shares under such registration statement, and use its best efforts to cause such registration statement to become effective and to remain effective as provided herein; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to counsel selected by a majority of the holders of Warrants and Warrant Shares covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                  (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until two years after the date hereof or until after distribution is completed (if sooner), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement, including without limitation, (A) setting forth any information necessary in order that such registration statement not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading, (B) reflecting in the prospectus included in such registration statement any facts or events arising after the effective date of such registration statement (or the most recent post-effective amendment thereto) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, (C) to include any prospectus required by Section 10(a)(3) of the Securities Act, or (D) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information therein;

                  (iii) Furnish to each seller of Warrants and Warrant Shares such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of Warrants and Warrant Shares owned by such seller;

                  (iv) Use its best efforts to register or qualify such Warrants and Warrant Shares under such securities or blue sky laws of such jurisdictions as may reasonably be requested and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Warrants and Warrant Shares owned by such seller (provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph 7(g)(iv), (B) subject itself to taxation in any such jurisdiction or (C) consent generally to service of process in any such jurisdiction);

                  (v) Notify each seller of such Warrants and Warrant Shares, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, when it becomes aware of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as practicable thereafter, prepare in sufficient quantities a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrants and Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (vi) Cause all such Warrants and Warrant Shares so requested by the holders thereof to be listed on each securities exchange on which similar securities issued by the Company are then listed.

                  (vii) Provide a transfer agent and registrar for all of such
            Warrants and Warrant Shares not later than the effective date of such registration statement;

                  (viii) Enter into such customary agreements (including an
            underwriting agreement in customary form) and take all such other actions as the holders of majority of the Warrants and Warrant Shares to be included in the registration statement reasonably request in order to expedite or facilitate the disposition of such Warrants and/or Warrant Shares;

                  (ix) Make available for inspection by any seller of Warrants and/or Warrant Shares, any underwriter participating in any disposition pursuant to such registration statement, any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, under writer, attorney, accountant or agent in connection with such registration statement to the extent such information is necessary in such seller's reasonable judgment to satisfy any of its obligations under applicable law; and

                  (x) Use its best efforts to obtain an appropriate opinion for the Company's counsel and a cold-comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by opinions of Company counsel and cold-comfort letters in similar registrations as the holders of a majority of the Warrants and Warrant Shares being sold reasonably request.

Each holder of the Warrants and Warrant Shares shall be deemed to have agreed by acquisition of such Warrants and Warrant Shares that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 7(g)(v) hereof, such holder will forthwith discontinue such holder's disposition of Warrants and Warrant Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph 7(g)(v) hereof and, if so directed by the Company, will deliver to the Company (at the holder's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Warrants and Warrant Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in paragraph 7(g)(ii) hereof shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each seller of any Warrants and Warrant Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph 7(g)(v) hereof.

            (h)   Indemnification.

                  (i) The Company agrees to indemnify, to the extent permitted by law, each holder of the Warrants and Warrant Shares, its officers and directors and each person who otherwise controls such holder (within the meaning of the Securities Act) (collectively, "Indemnitees") against all losses, claims, damages, liabilities and expenses caused by any untrue statement of a material fact contained in any registration statement (including any post-effective amendment thereto), prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by any information furnished in writing to the Company by or on behalf of such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto which the Company is not required to deliver after the Company has furnished such holder with a sufficient number of copies of the same, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance. In connection with an underwritten public offering, the Company will indemnify such underwriters, their officers and directors and each person who controls such underwriters (within the meaning of the Securities
            Act) to the same extent as provided above with respect to the indemnification of the holders of Warrants and Warrant Shares.

                  (ii) The Company will reimburse each such Indemnitee for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that this paragraph 7(h)(ii) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such claim, loss, damage, liability or action to the extent that it
            (A) arises out of or is based upon any untrue statement or omission so made in conformity with written information furnished to the Company by such Indemnitee(s) and stated to be specifically for use therein or (B) relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b), if such prospectus was not furnished to the person or entity asserting the claim, loss, damage, liability or action at or prior to the time such furnishing is required by the Securities Act. This indemnification shall not be deemed to relieve any underwriter of any of its due diligence obligations.

                  (iii) In connection with any registration statement in which a holder of Warrants and Warrant Shares is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact contained in the registration statement (including any post-effective amendment thereto), prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by or on behalf of such holder; provided that the obligation to indemnify will be several, not joint and several, among such holders of and Warrants and Warrant Shares and the liability of each such holder of Warrants and Warrant Shares will be in proportion to and limited to the net amount received by such holder from the sale of Warrants and Warrant Shares pursuant to such registration.

                  (iv) Any person entitled to indemnification hereunder will (A)
            give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this paragraph) and (B) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (v) The indemnification provided for under this Warrant will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

      8. Definitions. The terms defined in this paragraph, whenever used in this Warrant Certificate, shall, unless the context otherwise requires, have the respective meanings hereinafter specified:

            (a) "Common Stock" shall mean and include the Company's Common Stock, $.01 par value, and shall also include in case of any reorganization, reclassification, consolidation, merger or sale of assets of the character referred to in paragraph 6(c) hereof, the stock, securities or assets provided for in such paragraph.

            (b) "Company" shall mean Memry Corporation and also include any successor thereto with respect to the obligations hereunder, by merger, consolidation or otherwise.

            (c) "Final Exercise Date" shall mean July 16, 1999.

            (d) "Warrant Certificate" shall mean this instrument evidencing the Warrants issued to the Warrant holder on this date.

            (e) "Warrants" shall mean the Warrants represented by this Warrant Certificate and all Warrants issued in exchange, transfer or replacement or hereof or thereof.

            (f) "Warrant Shares" shall mean the shares of Common Stock purchased or purchasable by the holders of Warrants upon the exercise thereof pursuant to paragraph 1.

            (g) "Warrant holder(s)" shall mean the registered holder(s) of the Warrants.

      9. Exchange, Replacement and Assignability. This Warrant Certificate is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company described in paragraph 1, for new Warrant Certificates of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares as shall be designated by such holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate or any such new Warrant Certificates and, in the case of any such loss, theft or destruction, of a bond of indemnity or other security satisfactory to the Company, or, in the case of any such mutilation, upon surrender or cancellation of such mutilated Warrant Certificate, the Company will issue to the holder hereof a new Warrant Certificate of like tenor and date, in lieu of this Warrant Certificate or such new Warrant Certificates, representing the right to purchase the number of Warrant Shares which may be purchased hereunder. Subject to compliance with paragraph 2, this Warrant and all rights hereunder (including without limitation all registration rights) are transferable in whole or in part upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new Warrant Certificate shall be made and delivered by the Company, of the same tenor and date as this Warrant Certificate but registered in the name of the transferee, upon surrender of this Warrant Certificate, duly endorsed, to the office or agency of the Company. All expenses, taxes (other than stock transfer taxes, which shall be the obligation of the Warrant holder) and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this paragraph 8 shall be paid by the Company.

      10. No Rights as Stockholder; Survival of Rights. Neither this Warrant Certificate nor the Warrants represented hereby shall entitle the holder hereof to any voting rights or any rights as a stockholder of the Company. The rights and obligations of the Company, of the holder of these Warrants and of any holder of Warrant Shares issued upon exercise of these Warrants shall survive the exercise of these Warrants.

      11. Governing Law; Amendments and Waivers; Headings. The validity, interpretation and performance of this Warrant Certificate and each of its terms and provisions shall be governed by the laws of the State of Connecticut. No provision of this Warrant Certificate may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of the same is sought. The headings in this Warrant Certificate are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

      12. Notices. Any notice or other document required or permitted to be given or delivered to Warrant holders shall be delivered at, or sent by certified or registered mail to each Warrant holder at, the address shown or to such other address as shall have been furnished to the Company by such Warrant holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to the principal office of the Company at 57 Commerce Drive, Brookfield, Connecticut 06804 Attention: President, or such other address as shall have been furnished to the Warrant holders by the Company.

      IN WITNESS WHEREOF, Memry Corporation has caused this Warrant Certificate to be signed by its duly authorized officer under its corporate seal, duly attested by its authorized officer, and to be dated as of January 29, 1997.

                                    MEMRY CORPORATION

                                    By:/s/ James G. Binch
                                       ----------------------------------------
                                       James G. Binch
                                       President

[Corporate Seal]

ATTEST:

/s/ Wendy A. Gavaghan
------------------------------
      Wendy A. Gavaghan
      Secretary

                               NOTICE OF ELECTION

                              TO: MEMRY CORPORATION

      The undersigned, the registered holder of Warrant Cert. No. 96-4, hereby irrevocably elects to exercise the purchase right represented by such Warrant Certificate for, and to purchase thereunder, ____________________ shares of Common Stock of Memry Corporation and herewith makes payment of U.S.____________ therefor, and requests that the certificate for the Common Stock, which will be issued in the following name, be delivered to the attention of the undersigned at the following address:


                  --------------------------------------------

                  --------------------------------------------

                  --------------------------------------------


Date:______________________

                                    Name:______________________________

                                    By:________________________________

                                    Title:_____________________________